                            EXCHANGE OPTION AGREEMENT

                                  BY AND AMONG

                        CAROLINA FAC LIMITED PARTNERSHIP,

                                FAC REALTY, INC.,

                                AND THE OWNERS OF

                   THE PROPERTIES AND INTERESTS LISTED HEREIN




                           DATED AS OF OCTOBER 1, 1997













         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY DOCUMENT USED IN CONNECTION WITH THE OFFERING AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO THE REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE

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REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD
OF TIME.

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


                                TABLE OF CONTENTS
                                                                                                               Page
1.       Contribution of Interests................................................................................1

2.       Payment of the Consideration.............................................................................2
         A.       Units Issued....................................................................................2
         B.       The Lock-Up.....................................................................................2

3.       The Closing..............................................................................................2
         A.       Conditions to Closing - Generally...............................................................2
         B.       Closing; Condition to Obligations...............................................................2
         C.       Default.........................................................................................3
         D.       Documents to be Delivered at Closing............................................................3
         E.       Documents Required to be Delivered by Carolina and the REIT at Closing..........................5

4.       Holdback of Units........................................................................................5
         A.       Stanton Lease Commencement......................................................................5
         B.       Stanton Outparcel...............................................................................6
         C.       Bolling Creek Outparcel.........................................................................7

5.       Representations and Warranties of Owners.................................................................7
         A.       Existence and Power.............................................................................7
         B.       Authorization: No Contravention.................................................................7
         C.       Pending Actions.................................................................................8
         D.       Investment Representations and Warranties.......................................................8
         E.       NASD Affiliation...............................................................................10
         F.       Foreign Person.................................................................................10

6.       Representations and Warranties of Carolina and the REIT.................................................10

7.       Other Provisions........................................................................................11
         A.       Counterparts...................................................................................11
         B.       Entire Agreement...............................................................................11
         C.       Construction...................................................................................11
         D.       Applicable Law.................................................................................11
         E.       Severability...................................................................................11
         F.       Waiver of Covenants, Conditions and Remedies...................................................11
         G.       Schedules......................................................................................11
         H.       Amendment and Assignment.......................................................................11
         I.       Relationship of Parties........................................................................12
         J.       Further Acts...................................................................................12
         K.       Notice.........................................................................................12
         L.       Consent to Transfer of Interests...............................................................13

SCHEDULES........................................................................................................20


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



                            EXCHANGE OPTION AGREEMENT


         THIS EXCHANGE OPTION AGREEMENT (the "Agreement") made and entered into this the 1st day of October, 1997, by and among each of the persons whose names are set forth on SCHEDULE A hereof (each being hereinafter called an "Owner" and collectively the "Owners"), CAROLINA FAC LIMITED PARTNERSHIP, a Delaware limited partnership ("Carolina") and its general partner, FAC REALTY, INC., a Delaware corporation (the "REIT").

                              W I T N E S S E T H:

         WHEREAS, Carolina is a Delaware limited partnership having the REIT as its sole general partner and the REIT has elected to be qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code");
and

         WHEREAS, each Owner owns an interest in one or more of the partnerships, the limited liability companies and/or the properties listed on SCHEDULE B attached hereto and incorporated herein by reference (such schedule is herein referred to as such Owner's "Acquisition Schedule"); and

         WHEREAS, Carolina desires to acquire from each Owner, and each Owner desires to transfer to Carolina, on the terms and conditions set forth herein, all interests owned by such Owner and set forth in such Owner's Acquisition
Schedule and any other direct or indirect equity interests such Owner may have, whether now owned or hereinafter acquired, in the partnerships and/or limited liability companies (collectively the "Acquired Partnerships" or "Partnerships") or the properties (the "Properties") listed on SCHEDULE B attached hereto, and each such direct or indirect equity interest of an Owner in such Acquired
Partnerships or Properties is referred to individually as an "Interest" and, collectively, as such Owner's "Interests"; and

         WHEREAS, the Owners have agreed to contribute their Interests to Carolina in exchange for limited partnership interests in Carolina (the
"Partnership Units" or "Units") and Carolina has agreed to acquire the Interests and to issue to each Owner Partnership Units in Carolina in exchange for the contribution of each Owner's Interest; and

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and conditions herein set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties do hereby agree as follows:

         1. Contribution of Interests. Subject to the terms and provisions hereof and of the Master Agreement (as defined below), each Owner does hereby agree to contribute to Carolina its Interests and Carolina does hereby agree to accept such Interests and issue to each Owner, in exchange for such contribution, the Partnership Units as provided in Paragraph 2 and on SCHEDULE B hereof. Anything to the contrary in this Agreement or the Master Agreement notwithstanding, Carolina shall at all times have the irrevocable right and option to require the Owners of all of the interests in a Property to either convey to Carolina such ownership interests or, in lieu thereof, fee

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simple title to the Property. All such contributions and issuances at a Closing shall otherwise be in accordance with this Agreement.

         2. Payment of the Consideration.

                  A. Units Issued. The consideration for each Owner's Interests shall be the number of Units as set forth in such Owner's Acquisition
         Schedule, subject to the provisions of Paragraph 4 below. The number of such Units is subject to adjustment at Closing due to principal payments on any mortgage loan, prorations and post-closing adjustments as provided in the Master Agreement (as defined below).

                  For the first fiscal year (or other period over which distributions are paid) of Carolina ending after the date of Closing, partnership distributions, if any, attributable to such year (or other period) payable by Carolina to Owner pursuant to Section 5.1 of the Partnership Agreement (as defined at Paragraph 3.E(i) below) shall be prorated to take into account the period of time during such year (or other period) that the Owner or its successors in interest to the Units is a limited partner in Carolina. The Owner shall receive, contemporaneously with receipt by the other limited partners in Carolina of their respective distributions for such year (or other period), that portion of a full distribution otherwise attributable to its Units determined by multiplying the amount of such full distribution by a fraction the numerator of which is the number of days during such year (or other period) that the Owner is a limited partner in Carolina and the denominator of which is the number of days in such year (or other period). In the event that the Owner receives a full cash distribution for such period, it shall reimburse Carolina the prorated portion of such distribution within five (5) days of receipt.

                  B. The Lock-Up. Each Owner hereby agrees that without the prior written consent of the REIT, he will not, directly or indirectly, sell, offer or contract to sell, grant any option for the sale of, seek redemption of or otherwise dispose of or transfer (collectively, "dispose of"), any Partnership Units received hereby except as set forth at SCHEDULE E hereof.

         3.       The Closing.

                  A. Conditions to Closing - Generally. The Closing is conditioned upon satisfaction of the terms and conditions for closing of the Master Agreement dated as of even date herewith by and among Carolina, the REIT and the Owners (the "Master Agreement").

                  B. Closing; Condition to Obligations. Subject to the foregoing, Carolina will specify a closing date, which date shall be no later than December 4, 1997, for the closing (the "Closing") of the exchange contemplated hereby which Closing shall take place at the offices of the REIT. At or before Closing, Carolina and Owner will execute all closing documents (the "Closing Documents") required by Carolina in accordance with Paragraph 3.D. and deposit the same in escrow with the REIT or other escrow agent to be selected by the REIT
         (the "Closing Agent").


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

                    If the Closing occurs:

                           (i) With respect to each Partnership or Property (or
                  portion thereof) acquired, Carolina shall cause to be delivered to the Closing Agent for the benefit of each Owner the number of Units set forth on each Owner's Acquisition
                  Schedule, as adjusted pursuant to the terms hereof and the Master Agreement;

                           (ii) Upon receipt of the consideration set forth in
                  clause (i) above, the Closing Agent will release the Closing
                  Documents to Carolina; and

                           (iii) The transactions described or otherwise
                  contemplated herein or in the Closing Documents will thereupon be deemed to have been consummated.

         Notwithstanding the above, Carolina may, in its sole discretion, elect not to complete the acquisition of Interests of any Owner with an identified breach of (and failure to cure within any relevant grace or cure period) or other exception with respect to Paragraph 5 hereof or that has otherwise breached (and failed to cure) this Agreement (any such Owner being hereafter referred to as a "Non-Complying Owner"), in which case Carolina shall, in lieu of the delivery with respect to such Owner pursuant to clause (i) above, notify the Closing Agent of such election and direct the Closing Agent to return such Owner's Closing
         Documents and any other agreements or instruments executed in connection with the transactions contemplated thereby (the "Ancillary
         Agreements") to such Owner. The election of Carolina not to acquire the Interests of a particular Non-Complying Owner shall not affect the obligations of any other Owner hereunder, including any other
         Non-Complying Owner. If because of such an election, Carolina would not acquire all of the Interests in any one Partnership or Property, then
         Carolina may elect not to purchase any of the Interests in such Partnership or Property and none of the Owners in such Partnership or Property shall contribute its respective Interest in such Partnership or Property to Carolina.

         If the Closing of a Partnership or Property does not occur as a result of a Non-Complying Owner within the time provided by Paragraph 3.B., then the Closing Agent will be directed to destroy such Closing
         Documents and Ancillary Agreements it holds and return to Carolina the consideration delivered by Carolina to the Closing Agent with respect to such Partnership or Property in accordance with the previous paragraph.

                  C. Default. If any party hereto defaults with respect to its obligations under this Agreement, the other party shall be entitled to exercise any and all remedies provided at law or in equity, including but to limited to, the right to specific performance. Except as otherwise provided herein, no default by any Owner hereunder shall in any way limit or affect the obligations of any other Owner hereunder.

                  D. Documents to be Delivered at Closing. At or prior to the Closing, each Owner which is a party hereto shall execute, acknowledge where deemed desirable or necessary by Carolina, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

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



                           (i) As to Interests for which Carolina has elected in
                  its sole discretion to accept an assignment of partnership interests constituting such Interests at Closing, three duly executed Assignments of Interest (the "Assignment"), which assignments shall be in a form as attached at SCHEDULE D and shall contain a warranty of title that such Owner owns such Owner's Interests free and clear of all encumbrances.

                           (ii) As to Interests for which Carolina has elected
                  in its sole discretion to accept a transfer of fee simple title to the Property in lieu of a transfer of all of the ownership interests therein, a general warranty deed, bill of sale and assignments of leases, contracts and intangibles.

                           (iii) Any other documents reasonably necessary to
                  assign, transfer and convey such Owner's Interests and effectuate the transactions contemplated hereby, including any affidavits or indemnities required by the title insurers insuring Carolina's title to a Property or the Interests.

                           (iv) If requested by Carolina, a certified copy of
                  all appropriate corporate, limited liability company or partnership actions authorizing the execution, delivery and performance by Owner of this Agreement, the Closing Documents and the Ancillary Documents.

                           (v) Mortgage releases or consents of mortgagees, as
                  applicable, to Carolina's acquisition and ownership of its Interest in such Partnership or Property, without personal liability of Carolina or the REIT.

                           (vi) A settlement statement with respect to the
                  Closing, duly executed by such Owner.

                           (vii) If requested by Carolina in the case of any
                  Owner which is a corporation, partnership, trust or other entity, an opinion from counsel for such Owner in form and content reasonably acceptable to Carolina substantially to the effect that such Owner is duly organized, validly existing and in good standing under the laws of the state of its organization, had and has all applicable corporate or partnership power and authority to enter into, deliver and perform this Agreement, the Closing Documents and the Ancillary Documents, the execution, delivery and performance of which Agreement, Closing Documents and Ancillary Documents, and the transactions contemplated hereby and thereby, do not and will not constitute a breach or a violation of Owner's partnership agreement, operating agreement, declaration of trusts, charter or bylaws, if applicable; and that all applicable action necessary for such Owner to execute and deliver this Agreement, the Closing Documents and the Ancillary Documents has been taken and that the same have been validly executed and delivered and are the valid and binding obligations of such Owner enforceable against it, subject to creditors rights and other normal and customary exceptions, in accordance with their terms.


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                  E. Documents Required to be Delivered by Carolina and the REIT
         at Closing. Carolina and the REIT shall deliver to the Owners at the
         Closing, the following:

                           (i) A copy of the Agreement of Limited Partnership of
                  Carolina dated as of even date herewith, as amended (the
                  "Partnership Agreement").

                           (ii) The amendment to the Partnership Agreement (the
                  "Amendment"), duly executed by the REIT and all other necessary parties, to evidence admission of the Owners to Carolina as limited partners.

                           (iii) A settlement statement with respect to the
                  Closing, duly executed by Carolina.

                           (iv) Such other documents and instruments as may be
                  reasonably necessary to consummate the transactions with the Owners under this Agreement.

         4. Holdback of Units. Owners hereby acknowledge and agree that certain circumstances exist, as described in more detail below, in light of which Carolina has withheld issuance of certain Partnership Units (the "Withheld
Units") from certain of the Owners, provided that if such Owners strictly satisfy certain conditions enumerated below, Carolina shall issue such Units as to which said conditions have been satisfied. However, the Owners hereby expressly acknowledge that (i) their contribution of their Interests is in consideration of the issuance of the Units listed in their respective
Acquisition Schedules and such contribution is not dependent or contingent in any way upon the issuance of any of the Withheld Units and (ii) the Units shall not be issued unless and until the conditions associated with the issuance of such Units have been strictly satisfied, and unless the conditions below are strictly satisfied within the time periods set forth below, the Partnership
Units associated with such conditions will not be issued.

                  A. Stanton Lease Commencement. Within thirty (30) days after the earlier to occur of (i) two (2) years after the Closing or (ii)
         Rent Commencement (as hereinafter defined) in respect of that certain rentable area consisting of 29,010 square feet which is vacant on the date of this Agreement at the Property listed on the Acquisition
         Schedule as "Stanton," which vacant space is identified on SCHEDULE C attached hereto as the "Stanton Vacant Space," Carolina shall issue
         163,848 Partnership Units to John Kane and 8,831 Partnership Units to
         Mark E. Pitney. The term "Rent Commencement" shall mean, with respect to vacant space at a Property, the date upon which the Owner of such Property has provided to Carolina and the REIT satisfactory evidence that such vacant space is under lease to a tenant and on terms acceptable to Carolina and FAC (with such tenant being unaffiliated with the Owner) for an initial term of not less than three years and at an effective base rent, inclusive of CAM charges and other items commonly considered "additional rent" of not less than $5.00 per rentable square foot over the term of the Lease, exclusive of renewal options, and such tenant has accepted the demised premises and is in occupancy and paying rent. Such evidence shall include, without limitation, the following items which shall be satisfactory to the REIT and Carolina in their sole discretion: (i) current tenant estoppel certifying as to the amount and location of space demised under the lease, that the tenant has

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         accepted the premises and is in occupancy and paying rent, detailing the rent payable and any rent concessions or unfulfilled landlord construction obligations or allowances, the existence or non-existence of defaults, the term of the lease and any other matters reasonably required by the REIT or Carolina, (ii) a certificate of occupancy covering the entire vacant space, duly issued by applicable governmental authorities, and authorizing the use and occupancy by the tenant of the demised premises for the uses contemplated under the lease, (iii) final lien waivers from all contractors of all mechanics'
         or other lien rights associated with tenant improvements construction and (iv) a current report of title disclosing no mechanics' or other liens have been filed in connection with the construction of such tenant improvements.

                  B.       Stanton Outparcel.

                           (i) Within 30 days after the earliest to occur of (x)
                  the Sale for not less than $267,631 (as such amount may be adjusted by mutually agreed upon appraisal) or (y) Development or (z) Ground Leasing (as such terms are hereinafter defined) for an annual base ground rent in an amount not less than $27,000 of that certain outparcel(s) located at the Stanton
                  Property and identified on SCHEDULE C as the Stanton
                  Outparcel, Carolina shall issue 33,454 Units to John Kane. The term "Sale" of an outparcel of a Property shall mean the closing of a sale of such outparcel to a third party unaffiliated with the Owner of such Property for cash, as evidenced by a settlement statement and such other documentation as is reasonably requested by Carolina. The term
                  "Development" of an outparcel of a Property shall mean the receipt of a building permit which has been duly issued by appropriate governmental authorities with respect to the development of such outparcel following the execution of a lease with a tenant for the occupancy of the improvements on such outparcel, with such lease being on terms approved by and otherwise satisfactory to the REIT and Carolina. The term
                  "Ground Leasing" of an outparcel of a Property shall mean the occurrence of the rent commencement date under an executed ground lease of such outparcel and receipt of the first regular monthly installment of ground rent from the ground lessor thereunder.

                           (ii) On each Earn Date (hereinafter defined), John
                  Kane shall qualify for release of (i.e., "earn") one-third of the Units listed below (rounded to the nearest whole Unit) for each of the management agreements listed below, provided that , in each case, such management agreement shall not theretofore have expired (without renewal on the same terms), been modified on terms materially less favorable to the REIT as the manager thereunder, or been terminated. Once earned, Units shall be issued to John Kane on the next following Award
                  Date (hereinafter defined). If a management agreement shall have so expired or been terminated or modified prior to an Earn Date, John Kane shall not be entitled to earn any additional Units with respect to such management agreement, but the same shall not affect his right to Units (i) already earned with respect to management agreement before its termination, modification or expiration or (ii) in respect of other such management agreements which shall not have been so terminated or modified or expired.


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                           The management agreements which shall have been
                  assigned to the REIT, and the number of Units associated
                  therewith are as follows:

                           Management Agreement                Units

                           1.       KMart Plaza                13,449
                           2.       NC Trust Office            26,668
                           3.       TS&H Building               5,067

                           The term "Earn Date" shall mean (i) that date which
                  is one day after the Closing and (ii) each of the next two succeeding anniversaries of such date.

                           The term "Award Date" shall mean the later to occur
                  of (i) the date upon which the Withheld Units under Paragraph
                  4B(i) of this Agreement in respect of the Stanton Outparcel are issued in accordance with the terms thereof or (ii) the first anniversary of the Closing and each of the next two succeeding anniversaries thereof; provided that if John Kane shall not have qualified for issuance of the Units withheld under Paragraph 4B(i) of this Agreement by that date which is three years from the date of Closing, then the Award Date shall be that date which is three years and 30 days after the Closing (whether or not the Units withheld under Paragraph
                  4B(i) of this Agreement have then qualified for release).

                  C. Bolling Creek Outparcel. Within 30 days after the earlier to occur of the Sale for not less than $150,000 or Development of that certain outparcel(s) located at the Property known as Bolling Creek and identified on SCHEDULE C as the Bolling Creek Outparcel, Carolina shall issue 18,750 Units to Roy O. Rodwell.

         5. Representations and Warranties of Owners. Each Owner as to his or its Interests represents and warrants to Carolina severally as follows:

                  A. Existence and Power. Owner or, if Owner is a partnership or a limited liability company, any of Owner's partners or members which are not individuals have been duly formed and are validly existing.
         Each Owner which is not an individual has all necessary power and authority to enter into this Agreement and to enter into and deliver the documents required to be executed by it pursuant to the terms hereof and to perform its obligations hereunder and thereunder.

                  B. Authorization: No Contravention. Each Owner represents that the execution and delivery of this Agreement and the documents required to be executed by such Owner, and the performance of such Owner's obligations under this Agreement and the documents required to be executed by each such Owner, will have been duly authorized by all requisite action, and this Agreement will have been duly executed and delivered by such Owner. This Agreement and the documents executed by each such Owner will constitute the valid and binding obligation of such Owner, subject, however, to bankruptcy and similar laws affecting the rights and remedies of creditors generally. Execution of this Agreement and performance

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         of its terms will not violate any term of any agreement, order or decree to which such Owner is a party or by which such Owner is bound.

                  C. Pending Actions. To each Owner's actual knowledge, there is no existing or threatened legal action or governmental proceedings of any kind involving such Owner, which, if determined adversely to such Owner, would interfere with such Owner's ability to execute or deliver, or perform its obligations under this Agreement or the documents required to be executed by such Owner.

                  D.       Investment Representations and Warranties.

                           (i) Such Owner will be acquiring the Units to be
                  received by him for his own account and not with the view to the sale or distribution of the same or any part thereof in violation of the Securities Act of 1933, as amended (the
                  "Act");

                           (ii) Such Owner understands that the Units (or shares
                  of common stock of the REIT (the "Common Stock") issued upon exchange of the Units) to be issued to the Owner will not be registered under the Act, or the securities laws of any state
                  ("Blue Sky Laws") by reason of a specific exemption or exemptions from registration under the Act and applicable Blue
                  Sky Laws and that the REIT's and that Carolina's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Owner;

                           (iii) Such Owner understands that, for the reasons
                  set forth in subparagraph (ii) above, the Units (or shares of common stock issued upon exchange of the Units) may not be offered, sold, transferred, pledged, or otherwise disposed of by Owner except (i) pursuant to an effective registration statement under the Act and any applicable Blue Sky Laws, (ii) pursuant to a no-action letter issued by the Securities and Exchange Commission (the "SEC") to the effect that a proposed transfer of the Units (or shares of Common Stock issued upon exchange of the Units) may be made without registration under the Act, together with either registration or an exemption under applicable Blue Sky Laws, or (iii) upon Carolina or the REIT, as the case may be, receiving an opinion of counsel knowledgeable in securities law matters and reasonably acceptable to Carolina or the REIT, as the case may be, to the effect that the proposed transfer is exempt from the registration requirements of the Act and any applicable Blue
                  Sky Laws, and that, accordingly, Owner must bear the economic risk of an investment in the Units (and the shares of Common
                  Stock issued upon exchange of the Units) for an indefinite period of time;

                           (iv) Such Owner is an "accredited investor" within
                  the meaning of Rule 501(a) promulgated under the Act (the standards for being "Accredited Investor" will vary depending upon the legal form of the Owner, but Accredited Investor includes, for individuals, any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000 or who had an individual income in excess of $200,000 in each of the two most recent years or

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                  joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year);

                           (v) Such Owner understands that an investment in
                  Carolina and the REIT involves substantial risks; and such Owner has had the opportunity to review all documents and information which it has requested concerning its investment in Carolina and the REIT and has had the opportunity to ask questions of the management of Carolina and the REIT, which questions, if any, were answered to its satisfaction; and

                           (vi) Such Owner understands that any document that
                  evidences the Units (and any unregistered shares of Common
                  Stock issued upon exchange of the Units) will bear a legend substantially to the effect of the following:

                           The securities represented by this document have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. The securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Act and under any applicable state securities laws, receipt of a no-action letter issued by the Securities and Exchange Commission (together with either registration or an exemption under applicable state securities laws) or an opinion of counsel acceptable to Carolina FAC Limited Partnership that the proposed transaction will be exempt from registration under the Act and applicable state securities laws.

                  and that Carolina or the REIT, as the case may be, reserves the right to place a stop order against the transfer of the Units (and any unregistered shares of Common Stock issued upon exchange of the Units), and to refuse to effect any transfers thereof, in the absence of satisfying the conditions contained in the foregoing legend.

                           (vii) The address set forth under such Owner's name
                  in SCHEDULE A is the address of the Owner's principal residence or principal place of business, and such Owner has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal residence or principal place of business is situated.

                           (viii) The Owners acknowledge and agree that they
                  have consulted their own corporate and tax advisors and have made their investment decisions based upon the advice of their own consultants and advisors, and that the number of units to which any Owner is entitled hereunder shall be determined with reference to SCHEDULE B irrespective of any tax consequences of the transactions contemplated by this Agreement or otherwise or the falsity or unreliability of any assumptions

                                        9




                  made by such Owner or anyone else, for tax purposes or otherwise, with respect to the valuation or worth of the Units or the Interests.

                  E. NASD Affiliation. Each Owner represents severally that (I) neither he nor any affiliate of such Owner is a member or person affiliated with a member of the National Association of Securities
         Dealers, Inc. ("NASD"); and (II) neither he nor any affiliate of such Owner owns any stock or other securities of any NASD member not purchased in the open market, or has made any outstanding subordinated loans to an NASD member. (A company or natural person is presumed to control a member of the NASD and is therefor presumed to constitute an affiliate of such a member if the company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.)

                  F. Foreign Person. Each Owner represents that he is not a "foreign person" within the meaning of Section 1445 of the Code.

         6. Representations and Warranties of Carolina and the REIT. Carolina and the REIT hereby represent and warrant to each Owner as follows:

                  A. Each of Carolina and the REIT has been duly formed and is validly existing and is duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted and is duly qualified or in the process of becoming duly qualified in all jurisdictions where the ownership of its property would necessitate such qualification. Each of Carolina and the REIT has all power and authority under its enabling documents to enter into this Agreement and to enter into and deliver all of the documents and instruments required to be executed and delivered by each such party and to perform its respective obligations hereunder and thereunder.

                  B. The execution and delivery of this Agreement and the documents required to be executed by Carolina and the REIT hereunder, and the performance of their obligations under this Agreement, have been duly authorized, and this Agreement and such documents will on the Closing date have been, duly executed and delivered by Carolina and the REIT. This Agreement does and will, and the documents executed by Carolina and the REIT will, constitute the valid and binding obligation of each of them enforceable in accordance with their terms, subject to bankruptcy and similar laws affecting the remedies or recourse of creditors generally.

                                       10




                  C. The Partnership Agreement delivered to the Owner is a true and correct copy of the agreement of Carolina. The Partnership
         Agreement is in full force and effect.

         7.       Other Provisions.

                  A. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

                  B. Entire Agreement. Except as stated herein, this Agreement contains the entire agreement between the parties and supersedes all prior and contemporaneous understandings and agreements, whether oral or in writing, between the parties respecting the subject matter hereof. Except as stated herein, there are no representations, agreements, arrangements or understandings, oral or in writing, between or among the parties to this Agreement relating to the subject matter of this Agreement which are not fully expressed in this Agreement.

                  C. Construction. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question. Headings used in this Agreement are for convenience of reference only and shall not be used in construing this Agreement.

                  D. Applicable Law. This Agreement shall be governed by the laws of the State of Delaware. Time is of the essence in the Closing of this transaction.

                  E. Severability. If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Agreement, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                  F. Waiver of Covenants, Conditions and Remedies. The waiver by one party of the performance of any covenant, condition or promise under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by it of any other covenant, condition or promise under this Agreement. The waiver by either or both parties of the time for performing any act under this Agreement shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time.

                  G. Schedules. All schedules to which reference is made in this Agreement are deemed incorporated into this Agreement and made a part hereof, whether or not actually attached.

                  H. Amendment and Assignment. This Agreement may be amended at any time by Carolina and the REIT, in their sole discretion, without the consent of any Owners, except that this Agreement shall not be amended without the consent of the Owners if such

                                       11




         amendment would convert the Owners' Units into general partnership interests or amend this Paragraph 7.H. All amendments, changes, revisions and discharges of this Agreement, in whole or in part, and from time to time, shall be binding upon the parties despite any lack of legal consideration, so long as the same shall be in writing and executed by the parties hereto. No Owner may assign this Agreement or any interest herein without the prior written approval of all other parties.

                  I. Relationship of Parties. The parties agree nothing contained herein shall constitute either party the agent or legal representative of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto, nor is either party granted any right or authority to assume or create any obligations or responsibility on behalf of the other party, nor shall either party be in any way liable for any debt of the other.

                  J.       Further Acts.  Each party agrees to perform any further acts and to execute, acknowledge and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

                  K. Notice. All notices and demands which either party is required or desires to give to the other shall be given in writing by personal delivery, express courier service, certified mail, return receipt requested, or by telecopy to the address or telecopy number set forth below for the respective parties. If notice is by deposit or with an express courier service, it shall be effective on the next business day following such deposit or, if notice is sent by certified mail, return receipt requested, it shall be effective upon receipt.

                  OWNERS:                   At the address and telecopy number
                                            set forth under such Owner's name in
                                            SCHEDULE A hereto.

                  Carolina:                 Carolina FAC Limited Partnership
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Telecopy No.: (919) 462-8799

                  With copy to:             Mayer, Brown & Platt
                                            2000 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Attn: Keith J. Willner
                                            Telecopy No.: (202) 861-0473


                                       12




                  REIT:                     FAC Realty, Inc.
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Attn: Patrick M. Miniutti
                                            Telecopy No.: (919) 462-8799

                  L. Consent to Transfer of Interests. Owners agree to and hereby do amend the partnership agreements or operating agreements for each of the Acquired Partnerships to allow for the transactions contemplated hereby and each Owner consents to the transfer by the other Owners of the Interests as herein contemplated.



                                       13




         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their hands and under seal affixed hereto as of the date and year first above written.


                                        CAROLINA FAC LIMITED PARTNERSHIP

                                        By:      FAC Realty, Inc.,
                                                 General Partner


                                                 By:
                                                    ------------------------

                                                 Name:
                                                      --------------------

                                                 Title:
                                                       ---------------------


                                        FAC REALTY, INC.


                                        By:
                                           --------------------
                                        Name:
                                             -----------------
                                        Title:
                                              ----------------

                                       14




                              OWNER SIGNATURE PAGE


         The undersigned, desiring to become one of the within-named Owners to that certain Exchange Option Agreement by and among Carolina FAC Limited
Partnership and such Owners, dated as of October 1, 1997, hereby becomes a party to such Exchange Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Exchange Option Agreement.


                                                 (SEAL)
                                ------------------
                                 ROY O. RODWELL

                                       15




                              OWNER SIGNATURE PAGE


         The undersigned, desiring to become one of the within-named Owners to that certain Exchange Option Agreement by and among Carolina FAC Limited
Partnership and such Owners, dated as of October 1, 1997, hereby becomes a party to such Exchange Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Exchange Option Agreement.


                                                                        (SEAL)
                                             ---------------------------
                                                     CAROLYN E. MARTIN

                                       16




                              OWNER SIGNATURE PAGE


         The undersigned, desiring to become one of the within-named Owners to that certain Exchange Option Agreement by and among Carolina FAC Limited
Partnership and such Owners, dated as of October 1, 1997, hereby becomes a party to such Exchange Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Exchange Option Agreement.



                                                     (SEAL)
                               ---------------------
                                  JOHN M. KANE





                                       17




                              OWNER SIGNATURE PAGE


         The undersigned, desiring to become one of the within-named Owners to that certain Exchange Option Agreement by and among Carolina FAC Limited
Partnership and such Owners, dated as of October 1, 1997, hereby becomes a party to such Exchange Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Exchange Option Agreement.



                                                        (SEAL)
                              -------------------------
                                 CLIFFORD CLARK



                                       18




                              OWNER SIGNATURE PAGE


         The undersigned, desiring to become one of the within-named Owners to that certain Exchange Option Agreement by and among Carolina FAC Limited
Partnership and such Owners, dated as of October 1, 1997, hereby becomes a party to such Exchange Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Exchange Option Agreement.



                                                         (SEAL)
                              ---------------------------
                                 MARK E. PITNEY



                                       19




                                    SCHEDULES


Schedule A                 List of Owners

Schedule B                 Acquired Partnerships or Properties

Schedule C                 Description of Stanton Vacant Space, Stanton
                           Outparcel and Bolling Creek Outparcel

Schedule D                 Assignment of Interests

Schedule D-1               Ownership Interests Assigned As Provided By The
                           Assignment To Which This Schedule D-1 Is Attached

Schedule E                 Partnership Unit Lock-Up Terms





                                       20




                                                               Schedule A

                                 LIST OF OWNERS


Roy O. Rodwell
c/o Atlantic Real Estate Corporation
100 Capitola Drive, Suite 309
Durham, NC 27713-4411
Telephone:  (919) 544-7445
Telefax:  (919) 544-9503

Carolyn E. Martin
c/o Atlantic Real Estate Corporation
100 Capitola Drive, Suite 309
Durham, NC 27713-4411
Telephone:  (919) 544-7445
Telefax: (919) 544-9503

John M. Kane
816 Lakestone Drive
Raleigh, NC 27609
Telephone: (919) 787-3716
Telefax: (919) 787-3716

Clifford Clark
1806 Banbury Road
Raleigh, NC 27608
Telephone: (919) 781-1742
Telefax: (919) 781-1742

Mark E. Pitney
8865 Six Forks Road
Raleigh, NC 27615
Telephone: (919) 787-4450
Telefax: (919)          -





                                       A-1

